SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Core Equity Fund
DWS Core Equity VIP
DWS Global Small Cap Fund
DWS Global Small Cap VIP
DWS Small Mid Cap Value VIP
The following disclosure is added under the “PRINCIPAL INVESTMENT STRATEGIES” heading of each fund’s summary prospectus(es).
Derivatives. Portfolio management may use put options, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), for hedging and volatility management purposes.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
The following disclosure is added under the “MAIN RISKS” heading of each fund's summary prospectus(es).
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Please Retain This Supplement for Future Reference
August 1, 2022
PROSTKR22-58